Exhibit 99.1

CLIMATEROCK ANNOUNCES ADJOURNMENT OF SHAREHOLDER MEETING TO 11:00 AM EASTERN TIME MAY 1, 2025

London, April 30, 2025 (GLOBE NEWSWIRE) --ClimateRock (“ClimateRock” or the “Company”) (OTC: “CLRCF”, “CLRUF”, “CLRWF”, “CLRRF”) announced today that, in connection with the Company’s extraordinary general meeting of shareholders (the “Special Meeting”) to consider and approve, among other things, an extension of time for the Company to consummate an initial business combination from May 2, 2025 to November 2, 2025, or such earlier date as determined by the Company’s board of directors (the “Extension”), the Company is adjourning the Special Meeting from 12:00 p.m. Eastern time on Wednesday, April 30, 2025, to 11:00 a.m. Eastern time on Thursday, May 1, 2025.

As a result of this change, the deadline for holders of the Company’s Class A ordinary shares issued in the Company’s initial public offering to submit their shares for redemption in connection with the Extension, is being extended to 9:00 a.m., Eastern time, on Thursday, May 1, 2025.

About ClimateRock

ClimateRock is a special purpose acquisition company led by Chairman, Charles Ratelband, and CEO, Per Regnarsson, and is incorporated as a Cayman Islands exempted company for the purpose of entering into a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses in any industry or geographic location, but it is focused on acquiring a target within the sustainable energy industry in the Organization for Economic Co-operation and Development countries, including climate change, environment, renewable energy and emerging, clean technologies. For more information, please visit Driving The Energy Transition - ClimateRock (climate-rock.com).

Forward-Looking Statements

This press release includes forward-looking statements that involve risks and uncertainties. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. These forward-looking statements and factors that may cause such differences include, without limitation, uncertainties relating to the Company’s shareholder approval of the Extension, its inability to complete an initial business combination within the required time period or, and other risks and uncertainties indicated from time to time in filings with the Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 under the heading “Risk Factors” and in other reports the Company has filed, or to be filed, with the SEC. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Participants in the Solicitation

ClimateRock and its directors, executive officers, other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from the securityholders of the Company in favor of the approval of the proposals to be presented to shareholders at the Special Meeting. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of the Company’s directors and officers in the Company’s definitive proxy statement filed with the SEC on April 17, 2025 (as may be amended, the “Proxy Statement”), which may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Extension. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

ClimateRock urges investors, shareholders and other interested persons to read the Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension. Shareholders may obtain copies of the Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to: Advantage Proxy, Inc., P.O. Box 10904, Yakima, WA 98909, Attn: Karen Smith.

INVESTOR RELATIONS CONTACT

ClimateRock
Phone number: +44 208 050 7820
Email: info@climate-rock.com